SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) OCTOBER 11, 2000
                                                         ----------------

                  MORGAN STANLEY DEAN WITTER CHARTER DWFCM L.P.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                         File No.  0-26282               13-3775071
--------                         -----------------               ----------
(State or other                  (Commission File                (IRS Employer
jurisdiction of                  Number)                         Identification
incorporation)                                                   Number)

                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048
               (Address of principal executive offices)        (zip code)



      Registrant's telephone number, including area code:    (212) 392-5530
                                                             --------------



                      DWFCM INTERNATIONAL ACCESS FUND L.P.
           ----------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  Other Events

DWFCM INTERNATIONAL ACCESS FUND L.P. FILED A REGISTRATION STATEMENT ON FORM S-1 (SEC FILE NO. 333-41684), WHICH WAS DECLARED EFFECTIVE BY THE SEC ON OCTOBER 11, 2000, TO RE-OPEN ITS SALE OF UNITS OF LIMITED PARTNERSHIP INTEREST AND BECOME PART OF THE MORGAN STANLEY DEAN WITTER CHARTER SERIES OF CONTINUOUSLY OFFERED MANAGED FUTURES FUNDS. IN THIS CONNECTION, ON OCTOBER 11, 2000, THE GENERAL PARTNER FILED A CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE CHANGING THE NAME OF THE REGISTRANT FROM DWFCM INTERNATIONAL ACCESS FUND L.P. TO MORGAN STANLEY DEAN WITTER CHARTER DWFCM L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Morgan Stanley Dean Witter Charter DWFCM L.P.


                                       By:   Demeter Management Corporation,
                                             as General Partner



                                       By: /s/ Robert E. Murray
                                          ------------------------------------
                                          Robert E. Murray
                                          President

Dated:  October 18, 2000

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION
-------                       -----------

3.1 Certificate of Amendment of Certificate of Limited Partnership, dated October 11, 2000